Page 13 of 16 Pages


                                    EXHIBIT A

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of First Sierra Financial, Inc. as of June 29, 1999 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  June 29, 1999                   WHITE ROCK CAPITAL PARTNERS, L.P.


                                       By:  White Rock Capital Management, L.P.
                                            Its General Partner


                                            By: White Rock Capital, Inc.
                                                Its General Partner


                                                By:   /S/ PAULA STOREY
                                                      --------------------------
                                                      Paula Storey
                                                      Attorney-in-Fact


Date:  June 29, 1999                   WHITE ROCK CAPITAL MANAGEMENT. L.P.

                                       By:  White Rock Capital Inc.
                                            Its General Partner


                                            By: /S/ PAULA STOREY
                                                --------------------------------
                                                Paula Storey
                                                Attorney-in-Fact

Date:  June 29, 1999                   WHITE ROCK CAPITAL, INC.


                                       By:  /S/ PAULA STOREY
                                            ------------------------------------
                                            Paula Storey
                                            Attorney-in-Fact


Date:  June 29, 1999                   THOMAS U. BARTON


                                       By:  /S/ PAULA STOREY
                                            ------------------------------------
                                            Paula Storey
                                            Attorney-in-Fact

Date:  June 29, 1999                   JOSEPH U. BARTON


                                       By:  /S/ PAULA STOREY
                                            ------------------------------------
                                            Paula Storey
                                            Attorney-in-Fact